Exhibit 10.111

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION COPY

CHL GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee

and

CALIBER HOME LOANS, INC.,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

AMENDMENT NO. 1

Dated as of May 7, 2018

to the

Base Indenture

Dated as of April 2, 2018

This Amendment No. 1 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of May 7, 2018, by and among CHL GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), CALIBER HOME LOANS, INC. (“Caliber”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as administrative agent (the “Administrative Agent”), and is acknowledged and agreed to by PENTALPHA SURVEILLANCE LLC, as credit manager (the “Credit Manager”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as noteholder (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and the Credit Manager are parties to that certain Base Indenture, dated as of April 2, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”), as supplemented by the Series 2018-VF1 Indenture Supplement, dated as of April 2, 2018, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2018-VF1 Indenture Supplement”), and the Series 2018-ADV1 Indenture Supplement, dated as of April 2, 2018, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2018-ADV1 Indenture Supplement”);

WHEREAS, there are currently two Outstanding Series of Notes, (i) the Series 2018-VF1 Note (the “Series 2018-VF1 Note”), which was issued to Caliber pursuant to the terms of the Series 2018-VF1 Indenture Supplement, and which was purchased by CSCIB under the VFN Repurchase Agreement, dated as of April 2, 2018, between Caliber, the Administrative Agent and CSCIB (the “VFN Repurchase Agreement”), pursuant to which Caliber sold all of rights, title and interest in the Series 2018-VF1 Note to CSCIB and (ii) the Series 2018-ADV1 Note (the “Series 2018-ADV1 Note”), which was issued pursuant to the Series 2018-ADV1 Indenture Supplement and sold to CSCIB pursuant to the Note Purchase Agreement, dated as of April 2, 2018, among the Issuer, the Administrative Agent and CSCIB (the “Note Purchase Agreement”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.2 of the Existing Base Indenture, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee may amend the Existing Base Indenture, with prior notice to each Note Rating Agency, with consent of the

Majority Noteholders of each Series materially and adversely affected by such amendment and upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Existing Base Indenture;

WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to a proposed action have been complied with. No Authorization Opinion or Officer’s Certificate shall be required in connection with any amendment consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment.

WHEREAS, pursuant to Section 10.3(e)(iii) of the Existing Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, Caliber shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders (as defined in the Base Indenture) of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, the Existing Base Indenture is a Transaction Document; and

WHEREAS, (i) pursuant to the Trust Agreement, Caliber is the sole Owner, (ii) pursuant to the Series 2018-VF1 Indenture Supplement, with respect to the Series 2018-VF1 Note, any Action provided by the Base Indenture or the Series 2018-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2018-VF1 Note under the VFN Repurchase Agreement and (iii) pursuant to the terms of the Note Purchase Agreement, CSCIB is the purchaser of the Series 2018-ADV1 Note, and therefore CSCIB is 100% of the VFN Noteholders of the Outstanding Notes.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.     Amendments to the Existing Base Indenture.

(a)     The Existing Base Indenture is hereby amended by deleting the definitions of “Cumulative Default Supplemental Fee Shortfall Amount,” “Cumulative Step-Up Fee Shortfall Amount,” “Interest Payment Amount” and “Key Performance Indicators” from Section 1.1 thereof in their entirety and replacing them with the following:

Cumulative Default Supplemental Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the Default Supplemental Fee (including the Cumulative Default Supplemental Fee Shortfall Amount for that Class for a previous Payment Date as set forth in the definition of “Default Supplemental Fee”) that has not been paid, if any, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through but excluding the current Payment Date.

Cumulative Step-Up Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the Step-Up Fee (including the Cumulative Step-Up Fee Shortfall Amount for that Class for a previous Payment Date as set forth in the definition of “Step-Up Fee”) that has not been paid, if any, plus accrued and unpaid interest at the applicable Note Interest Rate and plus the Step-Up Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through but excluding the current Payment Date.

Interest Payment Amount: For any Series or Class of Notes, as applicable and with respect to any Payment Date:

(i)     for any Series or Class of Term Notes, the related Cumulative Interest Shortfall Amount plus the product of: (A) the Note Balance as of the close of business on the preceding Payment Date; (B) the related Note Interest Rate for such Series or Class and for the related Interest Accrual Period; and (C) the Interest Day Count Convention specified in the related Indenture Supplement; and

(ii)     for any Series or Class of Variable Funding Notes, the lesser of (1) the related Cumulative Interest Shortfall Amount plus the product of: (A) the average daily aggregate VFN Principal Balance during the related Interest Accrual Period (calculated based on the average of the aggregate VFN Principal Balances on each day during the related Interest Accrual Period); (B) the related Note Interest Rate for such Class during the related Interest Accrual Period; and (C) the Interest Day Count Convention specified in the related Indenture Supplement; and (2) such other amount as determined by the Administrative Agent and reported to the Indenture Trustee at least one (1) Business Day prior to the Payment Date.

Key Performance Indicators: The occurrence of any of the following indicators:

(i)     the fair market value of the Base Servicing Fee (as determined by the MSR Valuation Agent) is less than [***];

(ii)     the MBS Advance Balance outstanding exceeds the Single-Family Issuer Minimum Liquidity Requirement;

(iii)     the current Ginnie Mae Eligibility Requirement applicable to the Servicer’s DQ3+ Delinquency Ratio is greater than the Ginnie Mae Eligibility Requirement less [***];

(iv)     the current Ginnie Mae Eligibility Requirement applicable to the Servicer’s DQ2+ Delinquency Ratio is greater than the Ginnie Mae Eligibility Requirement less [***]; or

(v)     the current Ginnie Mae Eligibility Requirement applicable to the Servicer’s DQP Delinquency Ratio is greater than the Ginnie Mae Eligibility Requirement less [***].

(b)     Section 3.1(a) of the Existing Base Indenture is hereby amended by deleting subsection (vii) thereof in its entirety and replacing it with the following:

(vii)     evidence of the Servicer’s compliance with the following Ginnie Mae servicer eligibility requirements (collectively, the “Ginnie Mae Eligibility Requirements”) (the Calculation Agent shall only report the information provided to it):

(a)     its DQ3+ Delinquency Ratio is less than or equal to [***] or such threshold approved by Ginnie Mae;

(b)     its DQ2+ Delinquency Ratio is less than or equal to [***] or such threshold approved by Ginnie Mae;

(c)     its DQP Delinquency Ratio is less than or equal to [***] or such threshold approved by Ginnie Mae;

(d)     its Adjusted Tangible Net Worth is equal to or greater than the Single-Family Issuer Minimum Net Worth Requirement; and

(e)     its Liquidity is equal to or greater than the Single-Family Issuer Minimum Liquidity Requirement; and

(c)     Section 3.4 of the Existing Base Indenture is hereby amended by deleting clauses (g) and (i) thereof in their entirety and replacing them with the following:

(g)     Market Value Report. The MSR Valuation Agent shall calculate the fair market value and the valuation percentage of the MSRs, which fair market value representing the sum of the fair market value of the Portfolio Excess Spread and the Base Servicing Fee on each Borrowing Base Determination Date in accordance with the MSR Valuation Agent Agreement. The MSR Valuation Agent shall deliver to the Indenture Trustee, the Administrative Agent and the Credit Manager a monthly report (the “Market Value Report”) no later than the Determination Date prior to the related Payment Date, provided that Caliber delivers to the MSR Valuation Agent all required data and information at least three (3) Business Days prior to the Determination Date. The Market Value Report shall state (i) the fair market value and the valuation percentage of the MSRs, which fair market value representing the sum of the fair market value of the Portfolio Excess Spread and the Base Servicing Fee as of the Borrowing Base Determination Date and (ii) the fair market value and the valuation percentage of the MSR, which assumes that the 10-year U.S. Treasury rate (mid-mark) declines or increased by more than [***] from the 10-year U.S. Treasury rate (mid-mark) as of the most recent Borrowing Base Determination Date (as determined by the MSR Valuation Agent). In the event that the MSR Valuation Agent does not provide its Market Value Report by the Determination Date for two (2) consecutive months, Caliber shall be required to terminate the MSR Valuation Agent and appoint a replacement MSR Valuation Agent who shall be (i) an eligible MSR Valuation Agent and (ii) required to deliver a Market Value Report no later than the tenth (10th) day of the month immediately following appointment of the replacement MSR Valuation Agent.

(i)     MSR Valuation Agent. Caliber shall have the right to remove and replace the MSR Valuation Agent without cause with prior written consent of the Administrative Agent upon sixty (60) days prior written notice to the MSR Valuation Agent in accordance with the terms of the MSR Valuation Agent Agreement.

(d)     Section 4.5(a)(1) of the Existing Base Indenture is hereby amended by deleting subsection (vi) thereof in its entirety and replacing it with the following:

(vi)     the Early Amortization Event Payment Amount to be paid on such Payment Date on each Series of Outstanding Notes that is in its Early Amortization Period, if applicable;

(e)     Section 8.1 of the Existing Base Indenture is hereby amended by (i) deleting the term “or” at the end of clause (t) thereof, (ii) deleting “.” at the end of clause (u) thereof and replacing it with “; or” and (iii) adding a new clause (v) at the end thereof as follows:

(v)     any redemption of a Series or Class of Variable Funding Notes in whole or in part that results in an Early Amortization Event.

(f)     Section 13.1 of the Existing Base Indenture is hereby amended by deleting clause (a) thereof in its entirety and replacing it with the following:

(a)     Unless otherwise provided in the applicable Indenture Supplement for a Series or Class of Notes, the Issuer has the right, but not the obligation, to: (i) redeem a Series or Class of Term Notes in whole or in part (so long as, in the case of any partial redemption, such redemption is funded using the proceeds of the issuance and sale of one or more new Classes of Notes as further specified in the related Indenture Supplement or from any other cash or funds of Caliber and not from Collections on MSRs) on a date specified in the applicable Indenture Supplement or on any Payment Date (a “Redemption Payment Date”) on or after the Payment Date on which the aggregate Note Balance (after giving effect to all payments, if any, on that day) of such Series or Class is reduced to less than the Redemption Percentage of the Initial Note Balance and (ii) redeem a Series or Class of Variable Funding Notes in whole or in part on a date specified in the applicable Indenture Supplement; provided, however, that the Issuer shall not redeem a Series or Class of Variable Funding Notes if such redemption would result in an Early Amortization Event.

(g)     Exhibit G of the Existing Base Indenture is hereby deleted in its entirety and replaced with the new Exhibit G attached hereto as Schedule I.

SECTION 2.     Consent and Waiver. Each of the Issuer, the Noteholder, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby consents to this Amendment. The Noteholder hereby certifies that (i) it holds 100% of the Outstanding Notes and therefore is the Majority Noteholder and the Series Required Noteholder of each Series, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee, (iii) such power has not been granted or assigned to any other person, and (iv) the Indenture Trustee may conclusively rely upon this certification. The Noteholder hereby (i) waives the delivery of the Officer’s Certificate required by Section 1.3 of the Existing Base Indenture and the Opinions of Counsel required by Sections 1.3 and 12.3 of the Existing Base Indenture and (ii) directs the Indenture Trustee to execute and deliver (a) this Amendment, (b) that certain Amended and Restated Acknowledgment Agreement, dated as of May 7, 2018, among the Indenture Trustee, as secured party, Caliber and the Government National Mortgage Association, (c) that certain Side Letter to the Amended and Restated Acknowledgment Agreement, dated as of May 7, 2018, among the Indenture Trustee, as secured party, Caliber and the Government National Mortgage Association and (d) any other documents related to the issuance of the Series 2018-GT1 Notes.

SECTION 3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon:

(i)     the execution and delivery of this Amendment by all parties hereto; and

(ii)     delivery of the Issuer Tax Opinion required by Section 12.2 of the Existing Base Indenture.

SECTION 4.     No Default; Representations and Warranties. Caliber and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 5.     Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 6.     Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 7.     Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.     GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.     Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.     Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CHL GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	Vice President

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 1 to Base Indenture]

CALIBER HOME LOANS, INC., as Administrator and Servicer

By:	/s/ William Dellal
Name:	William Dellal
Title:	CFO

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 1 to Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 1 to Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ James Polcari
Name:	James Polcari
Title:	Senior Trust Officer

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 1 to Base Indenture]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 100% Noteholder of the Series 2018-VF1 Note and Series 2018-ADV1 Note

By:	/s/ Ronald Tarantino
Name:	Ronald Tarantino
Title:	Authorized Signatory

By:	/s/ Robert Durden
Name:	Robert Durden
Title:	Authorized Signatory

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 1 to Base Indenture]

ACKNOWLEDGED AND AGREED TO BY:

PENTALPHA SURVEILLANCE LLC, as Credit Manager

By:	/s/ James Callahan
Name:	James Callahan
Title:	Executive Director
and solely as an Authorized Signatory

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 1 to Base Indenture]